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                                                                   Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

Casmyn Corp:

We consent to the use in this Amendment No. 1 to Form S-1 Registration Statement No. 333-8341 of Casmyn Corp. of our report dated June 28, 1996, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Reno, Nevada
September 6, 1996